UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 18, 2006

                          Willis Group Holdings Limited
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Bermuda
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                 (State or Other Jurisdiction of Incorporation)

       001-16503                                          98-0352587
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(Commission File Number)                       (IRS Employer Identification No.)

                            c/o Willis Group Limited
                               Ten Trinity Square
                            London EC3P 3AX, England
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                    (Address of Principal Executive Offices)

                               (44) (20) 7488-8111
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.      Entry into a Material Definitive Agreement.

On September 8, 2006, Willis Group Services Limited ("Willis"), a subsidiary of Willis Group Holdings Limited (the "Company"), signed the agreement for the sale of the Company's headquarters located at Ten Trinity Square in London (the "Sale Agreement") to Ten Trinity Square Limited (the "Buyer"), an affiliate of the American retail, hotel and leisure development firm Thomas Enterprises, Inc., and the Buyer deposited 10% of the purchase price into an escrow account on September 18, 2006 as required under the Sale Agreement. Willis will lease back the building until it moves into its new head office building on Lime Street in 2008. The gross proceeds, after direct selling costs, are approximately (pound)100,000,000 (approximately $185,000,000 at current exchange rates).

The sale, which remains subject to customary closing conditions, is expected to close on September 27, 2006. Pursuant to the terms of the Sale Agreement Willis will receive 25% of the purchase price, including the deposit, at closing with the balance due on November 27, 2006 with interest at a rate of 6% per annum. At closing the Buyer will grant Willis a security interest in the property located at Ten Trinity Square until the balance of the purchase price has been paid.


Item 9.01       Financial Statements and Exhibits.

     (d) Exhibits:

     99.1       Press Release of Willis Group Holdings Limited dated September
                18, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WILLIS GROUP HOLDINGS LIMITED


Date: September 18, 2006                By: /s/ Eric R. Dinallo
                                            ------------------------------------
                                            Name: Eric R. Dinallo
                                            Title: Group General Counsel

                                  EXHIBIT INDEX


Exhibit No.                     Description
-----------                     -----------

   99.1         Press Release of Willis Group Holdings Limited dated September
                18, 2006